EXHIBIT 99.1
                                                                  ------------

[GRAPHIC OMITTED]                                                       Movado
[LOGO - MOVADO GROUP INC.]                                                Ebel
                                                                       Concord
                                                                     ESQ SWISS
                                                                 Coach Watches
                                                        Tommy Hilfiger Watches
                                                             Hugo Boss Watches
                                                         Juicy Couture Watches

APPROVED BY:     Rick Cote
                 Executive Vice President and
                 Chief Operating Officer
                 201-267-8000

    CONTACT:     Investor Relations
                 Suzanne Michalek
                 Director of Corporate Communications
                 201-267-8000

                 Financial Dynamics
                 Rachel Albert
                 212-850-5600

FOR IMMEDIATE RELEASE
------------------------------------------------------------------------------

         MOVADO GROUP, INC. ANNOUNCES 37% INCREASE IN REPORTED OPERATING
            PROFIT IN FISCAL 2006; ADJUSTED OPERATING PROFIT UP 28%

                 ~ FY06 REPORTED NET INCOME INCREASES SLIGHTLY ~
                   ~ FY06 ADJUSTED NET INCOME INCREASES 28% ~

         PARAMUS, NJ - APRIL 6, 2006 -- MOVADO GROUP, INC. (NYSE: MOV), today announced results for the fourth quarter and fiscal year ended January 31, 2006.

FOURTH QUARTER FISCAL 2006

o    Net sales were $126.1 million compared to $120.0 million last year.

o Comparable store sales at the Company's Movado boutiques increased 14.4% versus a 2.9% increase in the year-ago period.

o Gross margin improved 160 basis points to 61.3% compared to 59.7% last year.

o Operating profit was $14.6 million compared to $8.6 million in the fourth quarter of fiscal 2005 and included a one-time benefit of $0.8 million from a reversal of a previously recorded liability. Year-ago operating profit included a $2.0 million non-cash impairment charge related to the Movado boutique in Soho, New York City. Adjusted operating profit increased 29.7% to $13.8 million in fiscal 2006 from $10.7 million in fiscal 2005. (See attached table for reconciliation of GAAP to non-GAAP measures.)

o Income tax expense was $10.4 million and included a $7.5 million charge related to $148.5 million of foreign earnings repatriated under the American Jobs Creation Act. Income tax expense of $0.4 million recorded in the fourth quarter of fiscal 2005 included $1.9 million of non-recurring favorable tax benefits, including a retroactive favorable tax ruling and the tax benefit associated with the previously mentioned impairment charge.

o On a reported basis, net income and earnings per diluted share were $3.0 million and $0.11, respectively, versus net income of $7.2 million and earnings per diluted share of $0.28 in the year-ago period.

o Adjusted net income increased 35.0% to $9.9 million in fiscal 2006 from $7.3 million in fiscal 2005, and adjusted earnings per diluted share increased 35.7% to $0.38 in fiscal 2006 from $0.28 in fiscal 2005.

FISCAL 2006 RESULTS

o Net sales increased 12.4% to $470.9 million versus $419.0 million last year.

o Comparable store sales increased 8.5% at the Company's Movado boutiques versus an 11.2% increase last year.

o Gross margin improved 110 basis points to 60.8% compared to 59.7% last year.

o Operating profit increased to $48.0 million from $35.1 million in fiscal 2005 and included a one-time benefit of $0.5 million from a reversal of a previously recorded liability. Year-ago results include the previously mentioned impairment charge recorded in the fourth quarter of fiscal 2005. Adjusted operating profit increased 28.1% to $47.5 million in fiscal 2006 from $37.1 million in fiscal 2005.

o Other income of $1.0 million includes two unusual items recorded in the third quarter of fiscal 2006: a gain of $2.6 million generated from the sale of a building acquired with Ebel, which more than offset a loss of $1.6 million associated with the accounting for foreign currency hedge derivatives. Other income of $1.4 million recorded in fiscal 2005 includes a one-time gain associated with a legal settlement the Company reached with Swiss Army Brands.

o Income tax expense for fiscal 2006 was $18.3 million and includes the previously mentioned charge associated with $148.5 million of foreign earnings repatriated under the American Jobs Creation Act. Income tax expense of $6.8 million recorded in fiscal 2005 includes the aforementioned non-recurring tax benefits recorded in the fourth quarter of last year.

o On a reported basis, net income and earnings per diluted share were $26.6 million and $1.02, respectively, versus net income of $26.3 million and earnings per diluted share of $1.03 reported in fiscal 2005.

o Fiscal 2006 adjusted net income increased 27.7% to $32.7 million in 2006 from $25.6 million in fiscal 2005, and adjusted earnings per diluted share increased 25.0% to $1.25 in fiscal 2006 from $1.00 in fiscal 2005.

         Efraim Grinberg, President and Chief Executive Officer, stated, "Fiscal 2006 was an excellent year for Movado Group. Over the past several years we have delivered a consistent track record of growth by remaining true to our strategies. As demonstrated brand builders, we continue to support our portfolio - Movado, Ebel, Concord, ESQ, Coach and Tommy Hilfiger - with strongly differentiated and innovative products, bold advertising and marketing campaigns, and a commitment to our retail partners. We have built a strong presence at retail with our growing Movado boutique business, which continues to post strong results and adds immeasurable brand equity. We have also selectively aligned ourselves with world-class brands and we are excited to launch HUGO BOSS and Juicy Couture watches this year and LACOSTE watches in 2007. These factors, coupled with a relentless focus on the fundamentals of our business, have enabled our company to deliver strong sales, margins, profits and cash flow."

         Rick Cote, Executive Vice President and Chief Operating Officer, stated, "We achieved solid results in fiscal 2006, while maintaining a strategy of strong and consistent investment in our business. In fiscal 2007, we are well positioned for continued growth as we expand our existing businesses, prepare for and launch our new businesses, and focus on further improving our financial metrics."

         Mr. Grinberg concluded, "Fiscal 2007 marks the 125th anniversary of the Movado brand. Throughout the year we will celebrate Movado's history and incorporate its rich heritage in our products, our marketing and through special events. New initiatives are in place across all of our brands and the exciting products we recently introduced at the Basel Watch Fair were met with great reception."

         Movado Group anticipates fiscal 2007 earnings per share to range between $1.35 and $1.39, including an approximate $0.08 per diluted share expense associated with the adoption of FASB 123R and the shift in the composition of the Company's equity-based management compensation plan from options toward restricted stock. Fiscal 2007 net sales are projected to grow between 9% and 11% from fiscal 2006.

         The Company's management will host a conference call today, April 6, 2006 at 10:00 a.m. Eastern Time to discuss its fourth quarter and year-end financial results. A live broadcast of the call will be available on the Company's website: www.movadogroup.com. This call will be archived online within one hour of the completion of the conference call.

         IN THIS RELEASE, THE COMPANY PRESENTS CERTAIN ADJUSTED FINANCIAL MEASURES THAT ARE NOT CALCULATED ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES ("GAAP"). THESE NON-GAAP FINANCIAL MEASURES ARE DESIGNED TO COMPLEMENT THE GAAP FINANCIAL INFORMATION PRESENTED IN THIS RELEASE BECAUSE MANAGEMENT BELIEVES THEY PRESENT INFORMATION REGARDING THE COMPANY THAT MANAGEMENT BELIEVES IS USEFUL TO INVESTORS. THE NON-GAAP FINANCIAL MEASURES PRESENTED SHOULD NOT BE CONSIDERED IN ISOLATION FROM OR AS A SUBSTITUTE FOR THE COMPARABLE GAAP FINANCIAL MEASURE.

         THE COMPANY PRESENTS ADJUSTED OPERATING PROFIT, WHICH IS OPERATING PROFIT EXCLUDING THE BENEFIT OF A REVERSAL OF A PREVIOUSLY RECORDED LIABILITY INCURRED IN THE FOURTH QUARTER OF FISCAL 2006 AND THE IMPAIRMENT CHARGE INCURRED IN THE FOURTH QUARTER OF FISCAL 2005 ASSOCIATED WITH THE COMPANY'S MOVADO BOUTIQUE IN SOHO. MANAGEMENT EXCLUDES THE RECORDED LIABILITY ADJUSTMENT FROM ADJUSTED OPERATING PROFIT BECAUSE IT IS AN OUT-OF-PERIOD ADJUSTMENT WHICH THE COMPANY BELIEVES DOES NOT RELATE TO CURRENT YEAR RESULTS. THE COMPANY EXCLUDES THE IMPAIRMENT CHARGE BECAUSE IT WAS NOT A RECURRING CHARGE AND WAS NON-CASH. MANAGEMENT BELIEVES THAT PRESENTING ADJUSTED OPERATING PROFIT IS USEFUL TO INVESTORS BECAUSE THE EXCLUSION OF THE NON-RECURRING, NON-CASH IMPAIRMENT CHARGE AND THE RECORDED LIABILITY ADJUSTMENT ENHANCES THE COMPARABILITY OF FISCAL 2005 OPERATING RESULTS WITH FISCAL 2006 OPERATING RESULTS AND GIVES A BETTER INDICATION OF THE GROWTH IN THE COMPANY'S OPERATING PERFORMANCE THAT OCCURRED BETWEEN THE PERIODS COMPARED.

         ADJUSTED   NET   INCOME   IS   CALCULATED   BY   EXCLUDING    CERTAIN
NON-OPERATIONAL ITEMS FROM NET INCOME, SUCH AS REPATRIATION TAXES, THE FAVORABLE EFFECT OF A TAX RULING, THE FAVORABLE EFFECT OF A LITIGATION SETTLEMENT AND CURRENCY LOSSES. IN ADDITION, THE COMPANY EXCLUDES THE
IMPAIRMENT CHARGE AND THE BENEFIT FROM A REVERSAL OF A PREVIOUSLY RECORDED LIABILITY DISCUSSED ABOVE AND THE GAIN ON SALE OF A BUILDING FROM ITS ADJUSTED NET INCOME BECAUSE THEY ARE UNUSUAL ITEMS. MANAGEMENT BELIEVES THAT PRESENTING ADJUSTED NET INCOME (AND ADJUSTED NET INCOME PER SHARE) IS USEFUL TO INVESTORS BECAUSE THE EXCLUSION OF NON-OPERATIONAL AND UNUSUAL ITEMS PROVIDES INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE COMPANY'S OPERATING RESULTS AND PERFORMANCE BECAUSE CHANGES IN THE COMPANY'S OPERATIONS MAY BE MASKED BY THOSE UNUSUAL ITEMS. PRESENTATION OF ADJUSTED NET INCOME PROVIDES INVESTORS WITH ANOTHER MEASURE WITH WHICH TO COMPARE THE COMPANY'S 2006 OPERATING RESULTS VERSUS ITS 2005 OPERATING RESULTS.

Movado Group, Inc. designs, manufactures, and distributes Movado, Ebel, Concord, ESQ, Coach, Tommy Hilfiger and HUGO BOSS watches worldwide, and operates Movado boutiques and company stores in the United States. The Company plans to launch Juicy Couture watches in the fall of 2006 and LACOSTE watches in the spring of 2007.


THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY HAS TRIED, WHENEVER POSSIBLE, TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS USING WORDS SUCH AS "EXPECTS," "ANTICIPATES," "BELIEVES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "SEEKS," "ESTIMATES," "PROJECTS," "MAY," "WILL," "SHOULD" AND SIMILAR EXPRESSIONS. SIMILARLY, STATEMENTS IN THIS PRESS RELEASE THAT DESCRIBE THE COMPANY'S BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS ARE ALSO FORWARD-LOOKING STATEMENTS. ACCORDINGLY, SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS AND LEVELS OF FUTURE DIVIDENDS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN, OR IMPLIED BY, THESE STATEMENTS. THESE RISKS AND UNCERTAINTIES MAY INCLUDE, BUT ARE NOT LIMITED TO: THE COMPANY'S ABILITY TO SUCCESSFULLY INTRODUCE AND SELL NEW PRODUCTS, THE COMPANY'S ABILITY TO SUCCESSFULLY INTEGRATE THE OPERATIONS OF NEWLY ACQUIRED AND/OR LICENSED BRANDS WITHOUT DISRUPTION TO ITS OTHER BUSINESS ACTIVITIES, CHANGES IN CONSUMER DEMAND FOR THE COMPANY'S PRODUCTS, RISKS RELATING TO THE RETAIL INDUSTRY, IMPORT RESTRICTIONS, COMPETITION, SEASONALITY AND THE OTHER FACTORS DISCUSSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE STATEMENTS REFLECT THE COMPANY'S CURRENT BELIEFS AND ARE BASED UPON INFORMATION CURRENTLY AVAILABLE TO IT. BE ADVISED THAT DEVELOPMENTS SUBSEQUENT TO THIS PRESS RELEASE ARE LIKELY TO CAUSE THESE STATEMENTS TO BECOME OUTDATED WITH THE PASSAGE OF TIME.

                              (Tables to follow)

                                          MOVADO GROUP, INC.
                               CONSOLIDATED STATEMENTS OF OPERATIONS
                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                            (UNAUDITED)

                                                        THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                            JANUARY 31,                   JANUARY 31,
                                                      ----------------------        ----------------------
                                                        2006          2005            2006           2005
                                                      --------      --------        --------      --------
Net sales                                             $126,123      $119,968        $470,941      $418,966

Cost of sales                                           48,800        48,324         184,621       168,818
                                                      --------      --------        --------      --------

Gross profit                                            77,323        71,644         286,320       250,148

Selling, general and administrative expenses            62,720        63,007         238,283       215,072
                                                      --------      --------        --------      --------

Operating profit                                        14,603         8,637          48,037        35,076

Other income/(expense)                                      --            --           1,008         1,444
Interest expense                                         1,208         1,050           4,109         3,430
                                                      --------      --------        --------      --------

Income before income taxes                              13,395         7,587          44,936        33,090

Income tax                                              10,434           407          18,319         6,783
                                                      --------      --------        --------      --------

Net income                                            $  2,961      $  7,180        $ 26,617      $ 26,307
                                                      ========      ========        ========      ========

Net income per diluted share                          $   0.11      $   0.28        $   1.02      $   1.03
Shares used in per share computation                    26,263        25,828          26,180        25,583

                                           MOVADO GROUP, INC.
                                         RECONCILIATION TABLES
                               (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                            (UNAUDITED)

                                                         THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                             JANUARY 31,                   JANUARY 31,
                                                       ---------------------         ----------------------
                                                         2006          2005            2006           2005
                                                       -------       -------         --------      --------
Operating Profit (GAAP)                                $14,603        $8,637         $ 48,037      $ 35,076
Previously Recorded Liability Adjustment (1)              (771)           --             (507)           --
Impairment Charge (2)                                       --         2,025               --         2,025
                                                       -------       -------         --------      --------
Adjusted Operating Profit (Non-GAAP)                   $13,832       $10,662         $ 47,530      $ 37,101
                                                       =======       =======         ========      ========

                                                         THREE MONTHS ENDED            TWELVE MONTHS ENDED
                                                             JANUARY 31,                   JANUARY 31,
                                                       ---------------------         ---------------------
                                                         2006          2005            2006           2005
                                                       -------       -------         --------      --------
Net Income (GAAP)                                      $ 2,961       $ 7,180         $ 26,617      $ 26,307
Previously Recorded Liability Adjustment (1)              (603)           --             (396)           --
Impairment Charge (2)                                       --         1,251               --         1,251
Repatriation Taxes (3)                                   7,506            --            7,506            --
Gain on Sale of Building (4)                                --            --           (2,057)           --
Effect of Tax Ruling (5)                                    --        (1,126)              --        (1,126)
Currency Loss (6)                                           --            --            1,002            --
Litigation Settlement (7)                                   --            --               --          (842)
                                                       -------       -------         --------      --------
Adjusted Net Income                                    $ 9,864       $ 7,305         $ 32,672      $ 25,590
                                                       =======       =======         ========      ========

Number of shares outstanding                            26,263        25,828           26,180        25,583
Adjusted Net Income per share (Non-GAAP)               $  0.38       $  0.28         $   1.25      $   1.00

(1)  One-time benefit recorded for reversal of a previously recorded liability.
(2) Non-cash impairment charge related to the Movado boutique in Soho, New York City.
(3) Tax expense associated with the repatriated foreign earnings under the American Jobs Creation Act of 2004.
(4)  Gain of sale on building acquired with Ebel.
(5)  Retroactive favorable tax ruling.
(6)  Loss on discontinued foreign currency hedge derivatives.
(7) One-time gain associated with a legal settlement reached with Swiss Army Brands.

                              MOVADO GROUP, INC.
                          CONSOLIDATED BALANCE SHEETS
                     (in thousands, except per share data)
                                  (UNAUDITED)

                                                     JANUARY 31,    JANUARY 31,
                                                         2006           2005
                                                     -----------    -----------
ASSETS


      Cash and cash equivalents                      $  123,625     $   63,782
      Trade receivables, net                            109,852        104,685
      Inventories                                       198,582        185,609
      Other                                              28,989         32,630
                                                     -----------    -----------
          Total current assets                          461,048        386,706
                                                     -----------    -----------

      Property, plant and equipment, net                 52,168         52,510
      Other assets                                       36,676         37,858
                                                     -----------    -----------
                                                     $  549,892     $  477,074
                                                     ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY


      Loans payable to banks                         $        0     $        0
      Current portion of long-term debt                   5,000              0
      Accounts payable                                   35,529         38,488
      Accrued liabilities                                43,065         39,743
      Deferred and current taxes payable                  8,227          5,250
                                                     -----------    -----------
          Total current liabilities                      91,821         83,481
                                                     -----------    -----------

       Long-term debt                                   104,955         45,000
       Deferred and non-current income taxes             11,947         14,827
       Other liabilities                                 19,491         17,209
       Shareholders' equity                             321,678        316,557
                                                     -----------    -----------
                                                     $  549,892     $  477,074
                                                     ===========    ===========